[letterhead
USTrust Bank
30 Court Street
Boston, MA 02108
617-726-7000]                                          [logo] USTRUST




September 30, 1997

Mr. Boy van Riel
Vice President & Treasurer
Sonesta International Hotels Corp.
John Hancock Tower
200 Clarendon Street
Boston, MA 02116

Dear Boy:

We are pleased to advise that USTrust has approved the renewal of your $2,000,000.00 unsecured line of credit at our Base Lending Rate. Unless renewed the line will expire on September 30, 1998. The line continues to be guaranteed by the company's principal domestic subsidiaries (as described in Exhibit A). This line will be governed by the terms and conditions of the commitment letter dated September 28, 1995 and the Commercial Promissory Note dated September 30, 1995, except as amended as follows:

1. The maturity date of the Commercial Promissory Note date September 30, 1995 is hereby extended form September 30, 1995 to September 30, 1998.

2. The permitted indebtedness and guaranties as described in Exhibit B shall be replaced with Exhibit B-1997.


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Sonesta International Hotels Corp.
Page 2



Again, we are pleased to make this accommodation to you, and are pleased to continue to have Sonesta as one of our customers. If you are in agreement with these terms and conditions, please indicate your acceptance by signing on the line designated below and returning an executed copy to my attention. Thank you.

Sincerely,

/s/ Charles J. Clark

Charles J. Clark
Senior Vice President


ACCEPTED
Sonesta International Hotels Corporation



By:  /s/ Boy van Riel
     _______________________
      Boy van Riel
      Vice President & Treasurer


I hereby acknowledge and affirm guaranty of the above described credit facility, by the principal domestic subsidiaries of Sonesta International Hotels Corporation as described in Exhibit A, in my capacity as authorized signer for Said subsidiaries.


By:  /s/ Boy van Riel
     _______________________
      Boy van Riel, as authorized signer for Sonesta subsidiaries.

                                    EXHIBIT A

                       Principal Domestic Subsidiaries of
                    Sonesta International Hotels Corporation


Amsterdam Sonesta Corporation               Guaranty Unlimited
Brewster Wholesale Corporation              Guaranty Unlimited
Florida Sonesta Corporation                 Guaranty Unlimited
S.I.A. Advertising, Inc.                    Guaranty Unlimited

Royal Sonesta, Inc.                         Guaranty Limited to $1,000,000

                                 EXHIBIT B- 1997



Financial Institute                                  Maximum Commitment
-------------------                                  ------------------
SunAmerica Insurance Co.                             $22.9 Million
Hibernia National                                    $ 5.0 Million
Maduro & Curiels Bank                                $ 2.0 Million
First National Bank                                  $ 1.5 Million Guarantee
Scotia Bank                                          $ 500,000 Guarantee
Scotia Bank                                          $ 6.5 Million with a
                                                     $ 2.0 Million Guarantee
Seller Note (Anguilla)                               $ 1.0 Million